Exhibit 99.1

Media	Investors
Stephen Hagey	Christopher Oltmann
(805) 530-5817	(818) 264-4907

PennyMac Financial Services, Inc. Announces

Organizational Changes to Prepare for Continued Long-Term Growth

Westlake Village, CA, December 13, 2016 – PennyMac Financial Services, Inc. (NYSE: PFSI) today announced a series of organizational changes to position the company to achieve continued success and growth in the coming years.

Stanford L. Kurland, currently Chairman and Chief Executive Officer, will assume the role of Executive Chairman.  As Executive Chairman, Mr. Kurland will continue to lead the company’s strategy, organizational development and governance and will represent PennyMac with its business partners, investors and other key external stakeholders, with a focus on advising and helping guide the senior management team in their areas of responsibility.

David A. Spector, currently Executive Managing Director, President and Chief Operating Officer, will become President and Chief Executive Officer of PennyMac Financial, reporting directly to Mr. Kurland.

Doug Jones, currently Senior Managing Director and Chief Institutional Mortgage Banking Officer, will become President of PennyMac Loan Services (PLS), the company’s principal mortgage banking subsidiary which encompasses all of its loan production and servicing activities, as well as Senior Managing Director and Chief Mortgage Banking Officer of PennyMac Financial.  Anne D. McCallion, currently Senior Managing Director and Chief Financial Officer, will become Senior Managing Director and Chief Enterprise Operations Officer, with management responsibility for the company’s Legal, Human Resources, Corporate Administration and Enterprise Operations functions.  Andrew S. Chang, currently Senior Managing Director and Chief Business Development Officer,

will become Senior Managing Director and Chief Financial Officer.  All three executives will report directly to Mr. Spector.

Also, Daniel S. Perotti, Senior Managing Director and Chief Asset and Liability Management Officer, will become Senior Managing Director and Deputy Chief Financial Officer.  All other existing executive officers of the company will retain their current titles and roles, including: Steve Bailey, Senior Managing Director and Chief Mortgage Operations Officer; Jeffrey P. Grogin, Senior Managing Director and Chief Administrative and Legal Officer; Vandad Fartaj, Senior Managing Director and Chief Capital Markets Officer; and David M. Walker, Senior Managing Director and Chief Risk Officer.  No member of PennyMac Financial’s senior management team is leaving the company as a result of these organizational changes.

“In the nine years since our founding and three and one-half years since PennyMac Financial’s initial public offering, we have carefully constructed an industry-leading platform and our performance and achievements have been outstanding, including strong returns on equity, earnings growth and book value growth.  The organizational changes we are announcing today reflect the depth of our highly skilled and experienced senior management team and represent the next phase in the company’s evolution, positioning us to capitalize on substantial growth opportunities in the coming decade,” said Mr. Kurland.

Mr. Kurland continued, “I want to emphasize my intent to remain deeply engaged in leading the strategic and operational direction of the company for the foreseeable future.  Today’s changes will allow the next generation of PennyMac’s leaders to assume broader roles and greater levels of responsibility, and I want to take the time to ensure that this transition is executed successfully and in an orderly fashion.  PennyMac Financial’s future has never looked brighter.  I am very optimistic as I look ahead to many years of continued strong performance by our company.  I am confident that we have the right leadership team, employee workforce and best-in-class mortgage banking platform in place to help us get there.”

All of these changes are effective January 1, 2017.

About PennyMac Financial Services, Inc.

PennyMac Financial Services, Inc. is a specialty financial services firm with a comprehensive mortgage platform and integrated business focused on the production and servicing of U.S. mortgage loans and the management of investments related to the U.S. mortgage market. PennyMac Financial Services, Inc. trades on the New York Stock Exchange under the symbol “PFSI.” Additional information about PennyMac Financial Services, Inc. is available at www.ir.pennymacfinancial.com.

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change.  Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements.  Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein.  Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau  and its enforcement of these regulations; our dependence on U.S. government‑sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; our dependence on the multifamily and commercial real estate sectors for future originations of commercial mortgage loans and other commercial real estate related loans; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights  and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT)  as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third‑party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT and the Investment Funds if its services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees;  the extensive amount of regulation applicable to our investment management segment;  conflicts of interest in allocating our services and investment opportunities among us and our advised entities;  the effect of public opinion on our reputation;  our recent growth;  our ability to effectively identify, manage, monitor and mitigate financial risks;  our initiation of new business activities or expansion of existing business activities;  our ability to detect misconduct and fraud; and  our ability to mitigate cybersecurity risks and cyber incidents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time.  The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only.